UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): October 21, 2003
                                                       ________________


                           Western Gaming Corporation
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


      Nevada                            33-5516-LA             88-0219239
____________________________           ____________         ________________
(State or other jurisdiction           (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


1515 E. Tropicana Ave, Suite 775 Las Vegas, Nevada               89119
_________________________________________________________      ____________
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (702) 795-3601
                                                    _______________


                              Beeper Plus, Inc.
         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

On July 15, 2003, Beeper Plus, Inc. filed with the Nevada Secretary of State, a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations to:

1. Change the name of the Corporation from Beeper Plus, Inc. to Western Gaming Corporation.
2. Change the aggregate number of authorized common stock the Company has authority to issue from ten million (10,000,000) $.01 par value shares to eighty million (80,000,000) $.001 par value shares of common stock.
3. Give the Company authority to issue an aggregate of twenty million (20,000,000) $.001 par value shares of preferred stock.

Item 7.  Financial Statements and Exhibits

Exhibit       Description
_______       ___________

"A"           Certificate of Amendment to Articles of Incorporation


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Western Gaming, Inc.
                                             ____________________
                                             (Registrant)


                                             /s/Frank DeRenzo
                                             ____________________
                                             (Signature)*

Date:  October 21, 2003

*Print name and title of the signing officer under his signature.

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

Exhibit "A"

                                Certificate of
                                  Amendment
                         (PURSUANT TO NRS 78.385 and
                                   78.390)

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(T75) 684 5708

Important:  Read attached instructions before completing
______________________________________________________________________________

             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                        FOR NEVADA PROFIT CORPORATIONS
     (Pursuant to NRS 78.386 and 78.390 - After Issuance of Stock)
                             -Remit in Duplicate-


1.  Name of corporation:         Beeper Plus, Inc.
                                 _________________
                                   (No. 1988-86)
                                 _________________

2. The articles have been amended as follows (provide article numbers, if available):

    Article I:   The name of the Corporation is Western Gaming Corporation.
    Article IV: The Aggregate number of shares which the Corporation shall have authority to issue is eighty million shares of common stock and twenty million shares of preferred stock, each having $.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
    6,917,102.
    __________

4.  Officer Signature (Required):

/s/Frank DeRenzo                         Frank DeRenzo, President
_______________________                  ________________________

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

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